Evergreen VA Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“Looking forward, we see a variety of initiatives that provide a foundation for our renewed optimism: improved corporate governance, gradual economic recovery, extraordinarily low interest rates, and President Bush’s proposed tax cuts, including the elimination of taxes on dividends.”

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Core Growth Team Lead Manager

Timothy E. O’Grady
Value Equity Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/1996	Class 1*	Class 2
Class Inception Date	3/1/1996	7/31/2002

Average Annual Return

1 year	-22.22%	-22.30%

5 year	-5.93%	-5.95%

Since portfolio inception	2.20%	2.18%

12-month income dividends per share**	$0.06	$0.00

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
** The distributions for Class 2 are for the period from its inception on July 31, 2002, through December 31, 2002.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Fund Class 1 shares,1 versus a similar investment in the Russell 1000 Index (Russell 1000), the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares returned -22.22% for the 12-month period ended December 31, 2002, closely tracking its benchmark and competitive peer group. During the same period, the Russell 1000 Index (Russell 1000) returned -21.65%. During the period, the fund’s equity benchmark was changed from the Standard & Poor’s 500 Index to the Russell 1000 to more closely reflect the portfolio’s multi cap composition. The median return among funds in the Lipper Variable Annuity Large Cap Core Funds Classification was -23.34%. Lipper is an independent monitor of mutual fund performance.

The fund is a “core” fund, emphasizing both growth and value-oriented securities. Consequently, the portfolio is divided evenly into a growth component and a value component, which are managed by our Large Cap Core Growth and Value Equity teams.

What was the investment environment for the 12-month period?

The period reflected the third consecutive year of stock underperformance. Despite signs of an improving economy in the first quarter, the year was characterized by alternating periods of strength and weakness that seemed to hinge on both consumer and business confidence levels. By the end of the second quarter, economic growth had slowed once again. Poor corporate profitability and continued revelations of corporate wrongdoing contributed to the decline in stock prices and bond yields. After hitting bottom in early October, the markets then rallied strongly in October and November after more positive economic reports and another interest rate cut by the Federal Reserve Board. The fourth quarter performance bounce came largely from stocks that had not performed well in the previous three quarters; however, by year-end the markets had given back almost all of the gains of the final quarter.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$32,056,197

Number of Holdings	151

P/E Ratio	19.8x

What factors contributed to performance?

Value stocks outperformed growth stocks for the third consecutive year. Among value stocks, capitalization was a significant factor with small caps outperforming mid caps and mid caps outperforming large caps. The failure of the technology sector to reverse its two prior years of underperformance was an important dynamic. The excess capacity created during the 1990s has yet to be worked out of the system, despite the brief rally in October and November of 2002.

In the fund’s growth portfolio, the emphasis on consistent growth companies contributed to performance. Companies with consistent earnings growth fared better than the average stock. A reallocation of fund assets early in the year from technology to consumer cyclical stocks also helped.

What types of investments performed well in the fund?

In the fund’s value portfolio, the consumer staples sector was a key beneficiary of capital leaving the information technology and

PORTFOLIO MANAGER INTERVIEW continued

telecommunication services sectors. Early in the period we significantly overweighted the consumer staples sector compared to the Russell 1000, which positively affected the fund’s performance. Companies in this sector are viewed as real businesses compared to the phantom dot.com businesses, and demonstrated both earnings quality and consistency in an environment of earnings unpredictability. Top performers included Proctor & Gamble, Anheuser-Busch, Pepsico and Philip Morris. Early in the period, these companies looked good from both a valuation standpoint and from an earnings consistency standpoint. As the stocks moved from trading at a discount to trading at a premium, we began to trim our positions.

In the growth portfolio, the consumer discretionary sector was the strongest performing area. Low interest rates, moderate inflation, and a surge in mortgage refinancing fueled consumer spending. Media and restaurant stocks, such as Viacom and Starbucks, contributed to the fund’s performance. Energy was another area of solid performance in 2002. The price of oil and gas rose throughout the year as a result of Middle East tensions and lean oil and gas inventories. Drilling companies, such as Weatherford International, benefited from increased exploration and greater utilization of drilling rigs.

TOP 5 SECTORS
(as a percentage of 12/31/2002 net assets)

Financials	19.3%

Health Care	15.5%

Industrials	14.7%

Information Technology	13.5%

Consumer Discretionary	10.9%

What types of investments detracted from the fund’s performance?

In contrast, the consumer discretionary sector represented the greatest area of underperformance in the value portfolio. Three holdings in the cable industry were primarily responsible for the underperformance: Adelphia Communications, Cablevision and AOL Time Warner. Although we expected these defensive companies to perform well because of their stable cash flow, we did not predict the broad discrediting of the highly leveraged business model. In particular, the stock of Adelphia deteriorated after reports of fraudulent business practices surfaced.

In the growth portfolio, technology was the worst performing sector. Having underweighted the sector early in the year, the fund was insulated during most of the downturn. However, fund performance lagged when technology stocks rebounded in the fourth quarter. Healthcare also underperformed for much of the year due to

PORTFOLIO MANAGER INTERVIEW continued

the fund’s greater emphasis on pharmaceutical stocks. While valuations were attractive, few new drug approvals and more generic competition held back the stocks. Device manufacturers, such as Medtronic, St. Jude Medical and Stryker, fared better.

TOP 10 HOLDINGS
(as a percentage of 12/31/2002 net assets)

3M Co.	2.7%

Citigroup, Inc.	2.7%

Microsoft Corp.	2.4%

American International Group, Inc.	2.2%

Bank of America Corp.	1.7%

Exxon Mobile Corp.	1.7%

Deere & Co.	1.6%

Pharmacia Corp.	1.5%

Johnson & Johnson Co.	1.5%

Tyco International, Ltd.	1.5%

What is your outlook for the next 12 months?

Looking forward, we see a variety of initiatives that provide a foundation for our renewed optimism: improved corporate governance, gradual economic recovery, extraordinarily low interest rates, and President Bush’s proposed tax cuts, including the elimination of taxes on dividends.

After several years of underperformance, we have renewed optimism for growth equities in 2003 because of improving opportunities for earnings growth. Most of the major excesses of the 1990s have been corrected over the past several years. In 2003, we hope to see equity markets rebound and begin to return to historic trendline growth.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001	2000	1999[1]	1998[1]
Class 1[2]
Net asset value, beginning of period	$12.29	$14.96	$17.31	$15.31	$14.89
Income from investment operations
Net investment income	0.06	0.06	0.03	0.09	0.07
Net realized and unrealized gains or losses on securities	-2.78	-2.73	-2.06	3.36	0.86
Total from investment operations	-2.72	-2.67	-2.03	3.45	0.93

Distributions to shareholders from
Net investment income	-0.06	0	-0.03	-0.11	0
Net realized gains	0	0	-0.29	-1.34	-0.51
Total distributions to shareholders	-0.06	0	-0.32	-1.45	-0.51

Net asset value, end of period	$9.51	$12.29	$14.96	$17.31	$15.31
Total return[3]	-22.22%	-17.85%	-11.99%	23.03%	6.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$32,054	$47,016	$65,556	$69,774	$45,820
Ratios to average net assets
Expenses[4]	0.98%	0.95%	1.03%	1.02%	1.01%
Net investment income	0.52%	0.45%	0.18%	0.57%	0.49%
Portfolio turnover rate	117%	171%	127%	111%	16%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class\x11 1 shares.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1,2]
CLASS 2
Net asset value, beginning of period	$9.74
Income from investment operations
Net investment income	0.02
Net realized and unrealized gains or losses on securities	-0.26
Total from investment operations	-0.24

Net asset value, end of period	$9.50
Total return[3]	-2.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$3
Ratios to average net assets
Expenses[4]	1.26%[5]
Net investment income	0.53%[5]
Portfolio turnover rate	117%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 10.9%
Automobiles 0.7%
Harley-Davidson, Inc.	5,078	$ 234,604
Hotels, Restaurants & Leisure 1.5%
Carnival Corp., Class A	3,000	74,850
Darden Restaurants, Inc.	11,000	224,950
McDonald’s Corp.	10,312	165,817
Starwood Hotels & Resorts, Class B	491	11,656
477,273
Household Durables 0.6%
Black & Decker Corp.	3,631	155,734
Centex Corp.	784	39,357
195,091
Internet & Catalog Retail 0.4%
Amazon.com, Inc. *	6,000	113,340
Media 4.0%
AOL Time Warner, Inc. *	12,168	159,401
Cablevision Systems Corp., Class A *	4,963	83,081
Clear Channel Communications, Inc. *	8,000	298,320
Liberty Media Corp., Class A *	28,492	254,718
New York Times Co., Class A	3,881	177,478
USA Interactive *	1,687	38,666
Viacom, Inc., Class B *	6,370	259,641
1,271,305
Multi-line Retail 2.3%
Kohl’s Corp. *	3,000	167,850
Target Corp.	6,000	180,000
Wal-Mart Stores, Inc.	7,500	378,825
726,675
Specialty Retail 1.4%
Barnes & Noble, Inc. *	4,206	76,002
Bed Bath & Beyond, Inc. *	5,000	172,650
Lowe’s Companies, Inc.	5,783	216,863
465,515
CONSUMER STAPLES 6.4%
Beverages 1.8%
Anheuser-Busch Companies, Inc.	5,659	273,895
Coca-Cola Co.	3,000	131,460
PepsiCo, Inc.	4,280	180,702
586,057
Food & Drug Retailing 0.5%
SYSCO Corp.	5,000	148,950
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.1%
ConAgra, Inc.	6,545	$ 163,690
Kellogg Co.	5,178	177,450
341,140
Household Products 1.5%
Kimberly-Clark Corp.	2,480	117,726
Procter & Gamble Co.	4,318	371,089
488,815
Personal Products 0.4%
Avon Products, Inc.	435	23,434
Dial Corp.	5,168	105,272
128,706
Tobacco 1.1%
Philip Morris Companies, Inc.	9,173	371,782
ENERGY 10.3%
Energy Equipment & Services 2.8%
Baker Hughes, Inc.	7,000	225,330
ENSCO International, Inc.	4,262	125,516
Nabors Industries, Ltd. *	6,000	211,620
Schlumberger, Ltd.	3,800	159,942
Weatherford International, Ltd. *	4,000	159,720
882,128
Oil & Gas 7.5%
Anadarko Petroleum Corp.	7,973	381,907
Apache Corp.	5,400	307,746
Burlington Resources, Inc.	6,058	258,374
ChevronTexaco Corp.	2,445	162,544
ConocoPhillips	3,019	146,089
Exxon Mobil Corp.	15,126	528,502
Occidental Petroleum Corp.	7,099	201,966
Ocean Energy, Inc.	9,648	192,671
Royal Dutch Petroleum Co.	3,056	134,525
Valero Energy Corp.	150	5,541
XTO Energy, Inc.	3,890	96,083
2,415,948
FINANCIALS 19.3%
Banks 6.5%
Bank of America Corp.	7,899	549,533
Bank of New York Co., Inc.	644	15,430
First Tennessee National Corp.	4,645	166,941
First Virginia Banks, Inc.	1,348	50,186
Hibernia Corp., Class A	4,167	80,256
PNC Financial Services Group	325	13,618
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Banks continued
Sovereign Bancorp, Inc.	9,804	$ 137,746
U.S. Bancorp	18,502	392,613
Washington Mutual, Inc.	7,468	257,870
Wells Fargo & Co.	8,809	412,878
2,077,071
Diversified Financials 8.9%
American Express Co.	8,551	302,278
Citigroup, Inc.	24,133	849,240
Fannie Mae	1,685	108,396
Freddie Mac	6,015	355,186
J.P. Morgan Chase & Co.	11,446	274,704
MBNA Corp.	5,714	108,680
Merrill Lynch & Co., Inc.	11,311	429,253
Morgan Stanley Dean Witter	5,838	233,053
SLM Corp.	2,000	207,720
2,868,510
Insurance 3.9%
Allstate Corp.	8,677	320,962
American International Group, Inc.	12,059	697,613
Marsh & McLennan Co.	229	10,582
MBIA, Inc.	293	12,851
SAFECO Corp.	5,899	204,519
1,246,527
HEALTH CARE 15.5%
Biotechnology 1.2%
Amgen, Inc. *	4,500	217,530
Biogen, Inc. *	4,000	160,240
377,770
Health Care Equipment & Supplies 3.0%
Becton Dickinson & Co.	4,147	127,272
Biomet, Inc.	6,800	194,888
Medtronic, Inc.	9,624	438,854
Stryker Corp.	3,000	201,360
962,374
Health Care Providers & Services 2.1%
Anthem, Inc. *	1,885	118,567
Cardinal Health, Inc.	2,500	147,975
HealthNet, Inc., Class A *	8,681	229,178
Tenet Healthcare Corp. *	380	6,232
UnitedHealth Group, Inc.	2,000	167,000
668,952
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 9.2%
Abbott Laboratories, Inc.	2,309	$ 92,360
Bristol-Myers Squibb Co.	13,067	302,501
Eli Lilly & Co.	2,800	177,800
Forest Laboratories, Inc. *	2,400	235,728
Johnson & Johnson Co.	9,075	487,418
Merck & Co., Inc.	5,486	310,563
Mylan Laboratories, Inc.	5,376	187,622
Pfizer, Inc.	11,325	346,205
Pharmacia Corp.	11,797	493,115
Wyeth	9,011	337,011
2,970,323
INDUSTRIALS 14.7%
Aerospace & Defense 2.8%
Honeywell International, Inc.	509	12,216
Lockheed Martin Corp.	3,007	173,654
Northrop Grumman Corp.	4,447	431,359
United Technologies Corp.	4,385	271,607
888,836
Commercial Services & Supplies 1.2%
Factset Research Systems, Inc.	1,490	42,122
First Data Corp.	5,674	200,917
Waste Management, Inc.	5,689	130,392
373,431
Electrical Equipment 0.9%
Celestica, Inc. *	5,651	79,679
Emerson Electric Co.	4,023	204,570
284,249
Industrial Conglomerates 5.2%
3M Co.	7,054	869,758
General Electric Co.	12,957	315,503
Textron, Inc.	202	8,684
Tyco International, Ltd.	27,691	472,962
1,666,907
Machinery 4.1%
Deere & Co.	11,039	506,138
Dover Corp.	468	13,647
Eaton Corp.	1,000	78,110
Illinois Tool Works, Inc.	5,500	356,730
Ingersoll-Rand Co., Class A	2,000	86,120
Parker-Hannifin Corp.	6,000	276,780
1,317,525
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Road & Rail 0.5%
CSX Corp.	2,733	$ 77,371
Union Pacific Corp.	1,500	89,805
167,176
INFORMATION TECHNOLOGY 13.5%
Communications Equipment 2.2%
Cisco Systems, Inc. *	24,471	320,570
Motorola, Inc.	8,781	75,956
Nokia Corp., ADR	16,000	248,000
UTStarcom, Inc. *	2,285	45,311
689,837
Computers & Peripherals 3.3%
Dell Computer Corp. *	9,100	243,334
Hewlett-Packard Co.	13,000	225,680
International Business Machines Corp.	5,264	407,960
Lexmark International Group, Inc., Class A *	3,000	181,500
1,058,474
Electronic Equipment & Instruments 0.6%
Tech Data Corp. *	1,944	52,410
Thermo Electron Corp. *	7,697	154,864
207,274
IT Consulting & Services 1.2%
Affiliated Computer Services, Inc., Class A *	7,500	394,875
Semiconductor Equipment & Products 1.7%
Intel Corp.	12,630	196,649
LSI Logic Corp. *	6,472	37,344
Microchip Technology, Inc.	1,027	25,110
National Semiconductor Corp. *	2,403	36,069
Texas Instruments, Inc.	16,398	246,134
541,306
Software 4.5%
Intuit, Inc. *	6,000	281,520
Microsoft Corp. *	15,022	776,637
Oracle Corp. *	35,900	387,720
1,445,877
MATERIALS 3.0%
Chemicals 1.6%
E.I. du Pont de Nemours & Co.	314	13,313
PPG Industries, Inc.	2,886	144,733
Praxair, Inc.	6,040	348,931
506,977
Metals & Mining 0.5%
Alcoa, Inc.	7,082	161,328
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products 0.9%
International Paper Co.	5,946	$ 207,932
MeadWestvaco Corp.	3,702	91,476
299,408
TELECOMMUNICATION SERVICES 3.3%
Diversified Telecommunication Services 3.3%
ALLTEL Corp.	2,913	148,563
AT&T Corp.	1,959	51,150
BellSouth Corp.	5,492	142,078
Centurytel, Inc.	5,389	158,329
Commonwealth Telephone Enterprises *	1,435	51,430
SBC Communications, Inc.	7,512	203,650
Verizon Communications, Inc.	7,620	295,275
1,050,475
UTILITIES 2.1%
Electric Utilities 2.1%
Duke Energy Corp.	10,174	198,800
Exelon Corp.	1,558	82,216
FPL Group, Inc.	3,119	187,545
Scana Corp.	6,262	193,872
662,433
Gas Utilities 0.0%
El Paso Corp.	438	3,047
Total Common Stocks		31,738,291
SHORT-TERM INVESTMENTS 0.9%
MUTUAL FUND SHARES 0.9%
Evergreen Institutional U.S. Government Money Market Fund (o)	300,357	300,357
Total Investments (cost $34,923,085) 99.9%		32,038,648
Other Assets and Liabilities 0.1%		17,549
Net Assets 100.0%		$ 32,056,197

*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 34,923,085
Net unrealized losses on securities	(2,884,437)
Market value of securities	32,038,648
Dividends and interest receivable	40,286

Total assets	32,078,934

Liabilities
Advisory fee payable	1,316
Due to other related parties	175
Accrued expenses and other liabilities	21,246

Total liabilities	22,737

Net assets	$ 32,056,197

Net assets represented by
Paid-in capital	$ 52,979,606
Undistributed net investment income	192,726
Accumulated net realized losses on securities	(18,231,698)
Net unrealized losses on securities	(2,884,437)

Total net assets	$ 32,056,197

Net assets consists of
Class 1*	$ 32,053,595
Class 2	2,602

Total net assets	$ 32,056,197

Shares outstanding
Class 1*	3,369,706
Class 2	274

Net asset value per share
Class 1*	$ 9.51
Class 2	$ 9.50

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Dividends (net of foreign witholding taxes of $564)	$ 561,874
Interest	21,841

Total investment income	583,715

Expenses
Advisory fee	292,860
Distribution Plan expenses	2
Administrative services fees	39,048
Transfer agent fee	541
Trustees’ fees and expenses	701
Printing and postage expenses	19,272
Custodian fee	10,061
Professional fees	17,961
Other	1,451

Total expenses	381,897
Less: Expense reductions	(1,399)

Net expenses	380,498

Net investment income	203,217

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(5,997,358)
Net change in unrealized gains or losses on securities	(4,379,051)

Net realized and unrealized gains or losses on securities	(10,376,409)

Net decrease in net assets resulting from operations	$ (10,173,192)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 203,217		$ 237,005
Net realized losses on securities		(5,997,358)		(8,548,463)
Net change in unrealized gains or losses on securities		(4,379,051)		(3,261,079)

Net decrease in net assets resulting from operations		(10,173,192)		(11,572,537)

Distributions to shareholders from
Net investment income
Class 1*		(237,020)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	52,997	560,352	67,020	896,310
Class 2	274	2,628	0	0

		562,980		896,310

Net asset value of shares issued in reinvestment of distributions
Class 1*	19,396	237,020	0	0
Payment for shares redeemed

Class 1*	(755,700)	(7,787,762)	(624,497)	(7,862,997)

Net asset value of shares issued in acquisition
Class 1*	227,521	2,437,676	0	0

Net decrease in net assets resulting from capital share transactions		(4,550,086)		(6,966,687)

Total decrease in net assets		(14,960,298)		(18,539,224)
Net assets
Beginning of period		47,016,495		65,555,719

End of period		$ 32,056,197		$ 47,016,495

Undistributed net investment income		$ 192,726		$ 232,354

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.75% and declining to 0.70% as average daily net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2002, the Fund paid brokerage commissions of $39,771 to Wachovia Securities, Inc.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Equity Fund II in an exchange of shares. The net assets were exchanged through a tax-free exchange for 227,521 Class 1 shares of the Fund. The

NOTES TO FINANCIAL STATEMENTS continued

acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $364,014. The aggregate net assets of the Fund and Wachovia Equity Fund II immediately prior to the acquisition were $38,922,391and $2,437,676, respectively. The aggregate net assets of the Fund immediately after the acquisition were $41,360,067.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $44,702,965 and $49,185,637, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $35,653,531. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,028,015 and $4,642,898, respectively, with a net unrealized depreciation of $3,614,883.

As of December 31, 2002, the Fund had $16,774,783 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration
2007	2008	2009	2010

$ 4,431	$ 3,052,498	$ 8,892,934	$ 4,824,920

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $726,469.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryover and Post-October Loss

$ 192,726	$ 3,614,883	$ 17,501,252

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended ended December 31, 2002, was $237,020 of ordinary income.

NOTES TO FINANCIAL STATEMENTS continued

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,399 which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

ADDITIONAL INFORMATION (unaudited)

For corporate shareholders, 0.07% of ordinary income dividends paid during the fiscal year ended December 31, 2002, qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560856 2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034